UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-25707


                         Date of Report: July 27, 2006


                          THE BRALORNE MINING COMPANY
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            (Exact name of registrant as specified in its charter)


                Nevada                                  91-1948355
    ---------------------------------------------------------------------
    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization)                  Identification No.)


  1055 West Hastings Street, Vancouver, British Columbia, Canada    V6E2E9
  ------------------------------------------------------------------------
  (Address of principal executive offices)              (Postal or Zip Code)


                                 604-782-2198
              ---------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On July 27, 2006 Messrs. Jeff Yenyou Zheng, Michael Liu, Larry Wang and Ian He resigned from their positions as members of the Board of Directors of The Bralorne Mining Company. Mr. Zheng also resigned from his position as Chief Executive Officer of The Bralorne Mining Company, and Michael Liu resigned from his position as Chief Financial Officer of The Bralorne Mining Company.

     Prior to their resignations, the Board of Directors elected to serve on the Board Zhang Feng Ming and Ma Xin Guo. Messrs. Zhang and Ma then elected Zhang Feng Ming to serve as the Chief Executive Officer and Chief Financial Officer of The Bralorne Mining Company. Information regarding the remaining members of the Board of Directors follows:

     Zhang Feng Ming. Professor Zhang retired from his university position in 1994, and has been engaged exclusively with his personal affairs since then. From 1983 until 1994, Professor Zhang was Professor and Dean of Studies at the Zhengzhou College of Coal Field Geology. Professor Zhang graduated in 1959 from the Chang Chun Geological College with a degree in hydrogeology and geological engineering. Professor Zhang is 73 years old.

     Ma Xin Guo. Mr. Ma retired from his career as an engineer in 1991, and has been engaged exclusively with his personal affairs since then. From 1959 until 1991 Mr. Ma was employed as a research engineer by the QingHai Province Office of Constructive Prospecting Design. Mr. Ma graduated in 1958 from the SiChuan ChengDu JianGong College with a degree in geological prospecting and engineering.
Mr. Ma is 67 years old.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BRALORNE MINING COMPANY
Dated: July 28, 2006                 ---------------------------
                                     By: /s/ Zhang Feng Ming
                                     Zhang Feng Ming, Chief Executive Officer